Exhibit 32.2

Certification pursuant to 18 U.S.C Section 1350

as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Shurgard Storage Centers, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K/A”), I, Devasis Ghose, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 14, 2005

/s/ Devasis Ghose
Devasis Ghose
Executive Vice President and Chief Financial Officer